BLACKROCK FUNDSSM
BlackRock Small Cap Core Equity Portfolio

Supplement dated February 18, 2011
to the Prospectuses and Statement of Additional Information, each dated January 28, 2011

On February 15, 2011, the Board of Trustees of BlackRock FundsSM approved a proposal to close BlackRock Small Cap Core Equity Portfolio (the “Fund”) to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on February 23, 2011, except for certain retirement plan investors, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about April 27, 2011, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and the Fund will then be terminated.

Code #ALLPRSAI-SCE-0211SUP